--------------------------------------------------------------------------------

Rating:  Moody's:  Aaa


--------------------------------------------------------------------------------
                               DEAL PARAMETERS
--------------------------------------------------------------------------------

Collateral Type  :  UC (and/or in stripped form)      Assumed WAM    :  205
Dated Date       :  11/01/96                          Gross WAC      :  9.541
Settlement Date  :  11/26/96                          Net Coupon     :  8.784
First Pmt Date   :  12/20/96                          Pricing Speed  :  10% CPP
Offering         :  126,723                           Pmt Freq        :  Monthly

--------------------------------------------------------------------------------
                              TRANCHE DESCRIPTION
--------------------------------------------------------------------------------
                                                                         Approx.
                                                                           PAC
Cls     Face      Coupon  Price   WAL    Yield  Spr/Tay  Dur.  Prin. Pay   Band
A1   42,460,469   6.0500          1.20                          0.1-2.4
A2   24,513,123   6.8500          3.31                          2.4-4.3
A3    9,241,971   7.1500          4.75                          4.3-5.3
A4   25,796,062   6.9500          5.22                          0.1-7.9
B1    6,969,738   7.2000          5.22                          0.1-7.9
B2    4,435,288   7.5000          5.22                          0.1-7.9



--------------------------------------------------------------------------------


Ref:    1.0 yr   2.0 yr   3.0 yr   5.0 yr   7.0 yr   10.0 yr   30.0 yr
Treas:  5.400    5.660    5.780    5.940    6.020    6.170     6.440
--------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns statement regarding assumptions as to securities, pricing estimates and other information ("The Statement") which should be attached. Do not use or rely on this information if you have not received and reviewed the statement. You may obtain a copy of the statement from your sales representative.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    METRO-96A Class A1 (A-1   )   SENIOR/SEQ/AAA
   Orig Bal 42,460,469 Fac 1.00000 Coup 6.050 Mat 12/20/01 Wac- 0.000(0.000)
                                WAM- / (-22763)
Price/Yield View  Fact Thru 09/9999 Hist Coupons
Settle Date  26-Nov-1996  Curve Date  21-Nov-1996  Tranche:  A1(A-1   )
--------------------------------------------------------------------------------
         5% CPP  10% CPP  15% CPP  20% CPP  25% CPP  30% CPP  35% CPP  prepay
Price                                                                  leases
--------------------------------------------------------------------------------
99.7086  6.108    6.101   6.094    6.085    6.076    6.067    6.057    Yield
         1.69     1.20    0.91     0.72     0.59     0.49     0.42     Avg Life
         1.53     1.11    0.85     0.68     0.56     0.47     0.40     Duration
         12/96    12/96   12/96    12/96    12/96    12/96    12/96    1st Prin
         03/00    04/99   10/98    05/98    02/98    12/97    10/97    Last Prin
--------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns statement regarding assumptions as to securities, pricing estimates and other information ("The Statement") which should be attached. Do not use or rely on this information if you have not received and reviewed the statement. You may obtain a copy of the statement from your sales representative.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 METRO-96A Class A4 (A-4   )   SENIOR/LOCKOUT/AAA
   Orig Bal 25,796,062 Fac 1.00000 Coup 6.950 Mat 09/20/06 Wac- 0.000(0.000)
                                WAM- / (-22763)
Price/Yield View  Fact Thru 09/9999 Hist Coupons
Settle Date  26-Nov-1996  Curve Date  21-Nov-1996  Tranche:  A4(A-4   )
--------------------------------------------------------------------------------
         5% CPP  10% CPP  15% CPP  20% CPP  25% CPP  30% CPP  35% CPP  prepay
Price                                                                  leases
--------------------------------------------------------------------------------
99.8516  7.004    6.999   6.992    6.984    6.975    6.965    6.955    Yield
         6.04     5.22    4.46     3.84     3.34     2.92     2.57     Avg. Life
         4.62     4.14    3.65     3.22     2.85     2.54     2.26     Duration
         12/96    12/96   12/96    12/96    12/96    12/96    12/96    1st Prin
         05/06    10/04   08/03    08/02    11/01    04/01    10/00    Last Prin
--------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns statement regarding assumptions as to securities, pricing estimates and other information ("The Statement") which should be attached. Do not use or rely on this information if you have not received and reviewed the statement. You may obtain a copy of the statement from your sales representative.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 METRO-96A Class B1 (B-1   )   SUBORDINATE/AA
   Orig Bal 6,969,738 Fac 1.00000 Coup 7.200 Mat 09/20/06 Wac- 0.000(0.000)
                                WAM- / (-22763)
Price/Yield View  Fact Thru 09/9999 Hist Coupons
Settle Date  26-Nov-1996  Curve Date  21-Nov-1996  Tranche:  B1(B-1   )
--------------------------------------------------------------------------------
         5% CPP  10% CPP  15% CPP  20% CPP  25% CPP  30% CPP  35% CPP  prepay
Price                                                                  leases
--------------------------------------------------------------------------------
99.8674  7.225    7.249   7.241    7.232    7.222    7.211    7.199    Yield
         6.04     5.22    4.46     3.84     3.34     2.92     2.57     Avg. Life
         4.58     4.11    3.63     3.20     2.84     2.52     2.25     Duration
         12/96    12/96   12/96    12/96    12/96    12/96    12/96    1st Prin
         05/06    10/04   08/03    08/02    11/01    04/01    10/00    Last Prin
--------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns statement regarding assumptions as to securities, pricing estimates and other information ("The Statement") which should be attached. Do not use or rely on this information if you have not received and reviewed the statement. You may obtain a copy of the statement from your sales representative.